UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 14, 2008

STRATUS MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

000-24477	86-0776876
(Commission File Number)	(I.R.S. Employer Identification No.)

8439 Sunset Boulevard, 3rd Floor, West Hollywood, CA	90069
(Address of Principal Executive Offices)	(Zip Code)
(323) 656-2222
(Registrant’s Telephone Number, Including Area Code)

FERIS INTERNATIONAL, INC. 8439 Sunset Blvd. 2nd Floor, West Hollywood, CA 90069
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 OTHER EVENTS

On July 14, 2008, Feris International, Inc. (the “Company”) issued a press release (“Press Release”) announcing a change in the Company’s name to “Stratus Media Group, Inc.” A copy of the Press Release is filed as an exhibit to this Current Report on Form 8-K. The summary of the Press Release set forth above is qualified by reference to such exhibit.

Effective July 10, 2008, shares of the Company’s common stock, par value $0.001 per share, was cleared for trading on the Pink Sheets LLC electronic trading platform under the symbol “SMDI.”

ITEM 9.01 EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUS MEDIA GROUP, INC.

Date: July 14, 2008	By:	/s/ Paul Feller
Paul Feller, Chief Executive Officer